UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2018

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.08. Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events

VIVUS, Inc., or the Company, will hold its 2018 Annual Meeting of Stockholders, or the 2018 Annual Meeting, on September 7, 2018. Because the 2018 Annual Meeting will be held more than 30 days from the anniversary date of the 2017 Annual Meeting of Stockholders, the deadline for proposals, director nominations and other related matters for consideration at the 2018 Annual Meeting set forth in the Company’s 2017 Proxy Statement no longer applies.

Accordingly, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, stockholders may present proper proposals for inclusion in the 2018 Proxy Statement and for consideration at the Company’s 2018 Annual Meeting. To be eligible for inclusion in the 2018 Proxy Statement, a proposal must be received by the Company no later than May 21, 2018, which the Company has determined to be a reasonable time before it begins to print and mail its proxy materials, and must otherwise comply with Rule 14a-8. While the Company’s Board of Directors will consider stockholder proposals, they reserve the right to omit from the 2018 Proxy Statement stockholder proposals that the Company is not required to include under the Exchange Act, including Rule 14a-8. In addition, under the Company’s Amended and Restated Bylaws, as further amended, in order to nominate a director or bring any other business before the stockholders at the 2018 Annual Meeting that will not be included in the 2018 Proxy Statement, the proposal must be received by the Company’s Corporate Secretary on or between May 10, 2018 and June 9, 2018. All stockholder proposals, director nominations and other related matters must comply, as applicable, with Delaware law, the rules and regulations under the Exchange Act and the Company’s Amended and Restated Bylaws, as further amended. All stockholder proposals, director nominations and other related matters should be addressed to: Corporate Secretary, VIVUS, Inc., 900 E. Hamilton Avenue, Suite 550, Campbell, CA 95008.

On May 4, 2018, the Company issued a press release titled “VIVUS Announces Date of 2018 Annual Meeting.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release issued by VIVUS, Inc. dated May 4, 2018.

EXHIBIT INDEX

Number	Description

99.1	Press Release issued by VIVUS, Inc. dated May 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel
Date: May 4, 2018